Exhibit 10.1

FIRST AMENDMENT
TO CREDIT AGREEMENT

This FIRST AMENDMENT TO CREDIT AGREEMENT (this “Amendment”), dated as of March 25, 2016 (the “Effective Date”), is entered into by and among GOLDEN ENTERTAINMENT, INC., a Minnesota corporation (the “Borrower”), each of CAPITAL ONE, NATIONAL ASSOCIATION, MUTUAL OF OMAHA BANK and WELLS FARGO BANK, N.A., as INCREMENTAL TERM LENDERS (each, an “Incremental Term Lender” and collectively, the “Incremental Term Lenders”), each of CAPITAL ONE, NATIONAL ASSOCIATION, MUTUAL OF OMAHA BANK and WELLS FARGO BANK, N.A., as INCREMENTAL REVOLVING LENDERS (each, an “Incremental Revolving Lender” and collectively, the “Incremental Revolving Lenders”; the Incremental Term Lenders and the Incremental Revolving Lenders are referred to collectively as the “Incremental Lenders”), and CAPITAL ONE, NATIONAL ASSOCIATION, as Administrative Agent for the Lenders (in such capacity, the “Administrative Agent”).

WHEREAS, the Borrower, the Lenders party thereto and the Administrative Agent entered into that certain Credit Agreement dated as of July 31, 2015 (as amended, the “Credit Agreement”; unless otherwise defined herein, capitalized terms used herein shall have the meanings assigned to them in the Credit Agreement, as amended by this Amendment), whereby the Lenders have extended credit to the Borrower on the terms and subject to the conditions described therein;

WHEREAS, pursuant to Section 2.20 of the Credit Agreement, the Borrower has requested to increase the Revolving Commitments by an aggregate amount equal to $10,000,000 and to increase the amount term loans outstanding under the existing tranche of term loans by an aggregate amount equal to $40,000,000;

WHEREAS, the Incremental Revolving Lenders have agreed to provide an additional $10,000,000 of Revolving Commitments and the Incremental Term Lenders have agreed to provide an additional $40,000,000 of Incremental Term Loans in the form of an increase to the existing tranche of term loans under the Credit Agreement, in each case, on the terms and subject to the conditions set forth in this Amendment; and

WHEREAS, the Borrower and the Administrative Agent desire to cure an omission in the definition of “Eurodollar Rate” in the Credit Agreement pursuant to Section 9.02(e) of the Credit Agreement.

NOW, THEREFORE, in consideration of the mutual covenants and agreements herein contained, the parties hereto hereby agree as follows:

1.     Incremental Term Loans. Each Incremental Term Lender hereby agrees to establish Incremental Term Loan Commitments pursuant to which such Incremental Term Lender will provide Incremental Term Loans on the First Amendment Effective Date on the terms and conditions set forth in this Amendment and in the amount set forth opposite its name on Annex I attached hereto. The Incremental Term Loan Commitments and Incremental Term Loans shall be subject to all of the terms and conditions set forth in the Credit Agreement, including, without limitation, Section 2.20. The Incremental Term Loans shall be Term Loans and shall, for all purposes of this Amendment, the Credit Agreement and the other Loan Documents, be subject to all the terms and conditions set forth in the Credit Agreement applicable to Term Loans. For the avoidance of doubt and without limiting the generality of the foregoing, (i) the Incremental Term Loans shall bear interest at the rates applicable to the Term Loans from time to time and (ii) the Maturity Date of the Incremental Term Loans shall be July 31, 2020 (i.e., the same Maturity Date as the initial Term Loans).

First Amendment - Golden Entertainment, Inc.

2.     Incremental Revolving Loans. Each Incremental Revolving Lender hereby agrees to establish Incremental Revolving Loan Commitments as of the First Amendment Effective Date on the terms and conditions set forth in this Amendment and in the amount set forth opposite its name on Annex I attached hereto. The Incremental Revolving Loan Commitments and Incremental Revolving Loans shall be subject to all of the terms and conditions set forth in the Credit Agreement, including, without limitation, Section 2.20. The Incremental Revolving Commitments shall be Revolving Commitments and the Incremental Revolving Loans shall be Revolving Loans and shall, in each case and for all purposes of this Amendment, the Credit Agreement and the other Loan Documents, be subject to all the terms and conditions set forth in the Credit Agreement applicable to Revolving Commitments and Revolving Loans. For the avoidance of doubt and without limiting the generality of the foregoing, (i) the Incremental Revolving Loans shall bear interest at the rates applicable to the Revolving Loans from time to time and (ii) the Maturity Date of the Incremental Revolving Commitments shall be July 31, 2020 (i.e., the same Maturity Date as the initial Revolving Commitments).

3.     Amendments to the Credit Agreement. The Credit Agreement is hereby amended as follows:

(a)     Section 1.01 of the Credit Agreement is hereby amended by inserting the following definitions in the appropriate alphabetical order:

“First Amendment” means that certain First Amendment to Credit Agreement dated as of March 25, 2016, by and among the Borrower, the Administrative Agent and the Lenders party thereto.

“First Amendment Effective Date” means the date on which the conditions specified in Section 4 of the First Amendment are satisfied (or waived).

“Incremental Revolving Lender” means a Lender with an Incremental Revolving Loan Commitment.

“Incremental Revolving Loan Commitments” means the Revolving Commitments established pursuant to the First Amendment.

“Incremental Revolving Loans” means the Revolving Loans made by the Incremental Revolving Lenders pursuant to their Incremental Revolving Loan Commitments under Section 2.01.

“Incremental Term Lender” means a Lender holding an Incremental Term Loan.

“Incremental Term Loan Commitments” means the Term Loan Commitments established pursuant to the First Amendment.

“Incremental Term Loans” means the Term Loans made by the Incremental Term Lenders on the First Amendment Effective Date pursuant to their applicable Incremental Term Loan Commitments.

(b)     The definition of “Applicable Percentage” in Section 1.01 of the Credit Agreement is hereby amended and restated in its entirety to read as follows:

“Applicable Percentage” means, with respect to any Lender, (a) with respect to Revolving Loans, LC Exposure or Swingline Loans, the percentage equal to a fraction the numerator of which is such Lender’s Revolving Commitment and the denominator of which is the aggregate Revolving Commitments of all Revolving Lenders (if the Revolving Commitments have terminated or expired, the Applicable Percentages shall be determined based upon the Revolving Commitments most recently in effect, giving effect to any assignments) and (b) with respect to the Term Loans, a percentage equal to a fraction the numerator of which is such Lender’s outstanding principal amount of the Term Loans and the denominator of which is the aggregate outstanding principal amount of the Term Loans of all Term Lenders, assuming for purposes of the payments to be made under Section 2.09(a) that the Term Loans and the Incremental Term Loans were funded in full on the Effective Date.

(c)     The first paragraph of the definition of “Eurodollar Rate” in Section 1.01 of the Credit Agreement is hereby amended and restated in its entirety to read as follows:

“Eurodollar Rate” means for any Interest Period with respect to a Eurodollar Loan, a rate per annum equal to the greater of (a) 0.00% and (b) an amount determined by the Administrative Agent pursuant to the following formula:

(d)     The definition of “Lenders” in Section 1.01 of the Credit Agreement is hereby amended and restated in its entirety to read as follows:

“Lenders” means the Persons listed on Schedule 2.01 and any other Person that shall have become a Lender hereunder pursuant to Section 2.20 or pursuant to an Assignment and Assumption, specifically including, for the avoidance of doubt, each Incremental Revolving Lender and each Incremental Term Lender under and as defined in the First Amendment, but other than any such Person that ceases to be a party hereto pursuant to an Assignment and Assumption. Unless the context otherwise requires, the term “Lenders” includes the Swingline Lender and the Issuing Bank.

(e)     The definition of “Loan Documents” in Section 1.01 of the Credit Agreement is hereby amended and restated in its entirety to read as follows:

“Loan Documents” means this Agreement, any promissory notes issued pursuant to Section 2.09(e), each Fee Letter, any Letter of Credit applications, any Incremental Term Loan Amendment, including the First Amendment, any Extension Amendment, the Collateral Documents and all other agreements, instruments, documents and certificates identified in Section 4.01 executed and delivered to, or in favor of, the Administrative Agent or any Lenders and including all other pledges, powers of attorney, consents, assignments, contracts, notices, letter of credit agreements and all other written matter whether heretofore, now or hereafter executed by or on behalf of any Loan Party, and delivered to the Administrative Agent or any Lender in connection with this Agreement or the transactions contemplated hereby. Any reference in this Agreement or any other Loan Document to a Loan Document shall include all appendices, exhibits or schedules thereto, and all amendments, restatements, supplements or other modifications thereto, and shall refer to this Agreement or such Loan Document as the same may be in effect at any and all times such reference becomes operative. Notwithstanding the foregoing, Treasury Services Agreements and Swap Agreements shall only be deemed to be Loan Documents for the purposes of the terms “Obligations” and “Secured Obligations”.

(f)     The definition of “Term Loan Commitment” in Section 1.01 of the Credit Agreement is hereby amended and restated in its entirety to read as follows:

“Term Loan Commitment” means (a) as to any Term Lender, the aggregate commitment of such Term Lender to make Term Loans as set forth on Schedule 2.01 or in the most recent Assignment Agreement or other documentation contemplated hereby executed by such Term Lender, as such commitment may be increased from time to time pursuant to an Incremental Term Loan Amendment and (b) as to all Term Lenders, the aggregate commitment of all Term Lenders to make Term Loans, which aggregate commitment shall be $120,000,000 on the Effective Date. After advancing the Term Loan and the Incremental Term Loans, each reference to a Term Lender’s Term Loan Commitment shall refer to that Term Lender’s Applicable Percentage of the Term Loans.

(g)     Section 2.09(a) of the Credit Agreement is hereby amended to replace the amortization schedule set forth therein with the following amortization schedule and the text immediately set forth below:

Date	Amount
December 31, 2015	$1,500,000
March 31, 2016	$1,500,000
June 30, 2016	$2,000,000
September 30, 2016	$2,000,000
December 31, 2016	$3,000,000
March 31, 2017	$3,000,000
June 30, 2017	$3,000,000
September 30, 2017	$3,000,000
December 31, 2017	$3,000,000
March 31, 2018	$3,000,000
June 30, 2018	$3,000,000
September 30, 2018	$3,000,000
December 31, 2018	$4,000,000
March 31, 2019	$4,000,000
June 30, 2019	$4,000,000
September 30, 2019	$4,000,000
December 31, 2019	$6,000,000
March 31, 2020	$6,000,000
June 30, 2020	$6,000,000
September 30, 2020	$6,000,000

For the avoidance of doubt, (i) the repayment amount due on March 31, 2016 shall be applied solely to the Term Loans held by the initial Term Lenders and not the Incremental Term Loans and (ii) the repayment amounts due in the foregoing schedule shall be applied to the Term Lenders (including the Incremental Term Lenders) in accordance with their Applicable Percentages assuming that the Term Loans and the Incremental Term Loans were funded in full on the Effective Date.

4.     Conditions Precedent. The effectiveness of this Amendment is subject to the following conditions precedent:

(a)     receipt by the Administrative Agent of a copy of this Amendment, duly executed and delivered by the Borrower and the Incremental Lenders;

(b)     receipt by the Administrative Agent of a copy of the attached Reaffirmation of Guaranty, duly executed and delivered by each Guarantor;

(c)     if requested by any Incremental Lender, receipt by the Administrative Agent, for the benefit of each such Incremental Lender, of a Note executed by the Borrower in favor of such Incremental Lender evidencing the Incremental Revolving Loans and/or Incremental Term Loans of such Incremental Lender;

(d)     receipt by the Administrative Agent of a favorable written opinion (addressed to the Administrative Agent and the Incremental Lenders and dated the First Amendment Effective Date) of (i) Latham & Watkins LLP, special counsel for the Loan Parties and (ii) Gray, Plant, Mooty, Mooty & Bennett, P.A., special Minnesota counsel for the Loan Parties;

(e)     receipt by the Administrative Agent of such documents and certificates as the Administrative Agent or any Incremental Lender may reasonably request relating to the organization, existence and good standing of the Loan Parties, the authorization of the transactions contemplated by this Amendment and any other legal matters relating to such Loan Parties, the Loan Documents or the transactions contemplated by this Amendment, all in form and substance reasonably satisfactory to the Administrative Agent or such Incremental Lender;

(f)     no Default or Event of Default shall exist immediately prior to or after giving effect to the effectiveness of this Amendment;

(g)     receipt by the Administrative Agent of a certificate of a Financial Officer of the Borrower certifying that (i) the conditions precedent set forth in Section 4.02(a) of the Credit Agreement are satisfied as of the First Amendment Effective Date and (ii) the Borrower is in compliance (on a pro forma basis) with the covenants contained in Section 6.12 of the Credit Agreement, together with supporting calculations;

(h)     receipt by the Administrative Agent of a Borrowing Request with respect to the Incremental Term Loans to be advanced on the First Amendment Effective Date;

(i)     receipt by the Administrative Agent of an Increasing Lender Supplement from each Increasing Lender and a Joining Lender Supplement from each Joining Lender;

(j)     the truth and accuracy of the representations and warranties contained in Section 6 of this Amendment; and

(k)     receipt by the Administrative Agent of all fees and expenses due and payable on or before the Effective Date, including, without limitation, (i) the fees and expenses owing to Capital One, as Lead Arranger, pursuant to that certain Mandate Letter dated as of March 3, 2016 between the Borrower and Capital One and (ii) the fees and expenses of Hunton & Williams LLP, counsel to the Administrative Agent.

5.     Reaffirmation. The Borrower hereby (a) ratifies and reaffirms all of its payment and performance obligations, contingent or otherwise, under each of the Loan Documents to which it is a party and (b) ratifies and reaffirms each grant of a Lien on its property made pursuant to the Loan Documents and confirms that such Liens continue to secure the Secured Obligations under the Loan Documents, subject to the terms thereof.

6.     Representations, Warranties, Covenants and Acknowledgments. To induce the Administrative Agent and the Incremental Lenders to enter into this Amendment, the Borrower hereby:

(a)     represents and warrants that (i) as of the Effective Date, the representations and warranties of the Borrower set forth in the Credit Agreement are true and correct in all material respects on and as of the Effective Date; provided, that to the extent any such representation or warranty specifically refers to an earlier date, such representation and warranty shall be true and correct in all material respects on and as of such earlier date; provided, further, that any representation or warranty that is qualified as to “materiality” or “Material Adverse Effect” or similar language shall be true and correct (after giving effect to any qualification therein) in all respects on such respective dates, (ii) as of the Effective Date, no Default or Event of Default has occurred and is continuing, (iii) the Borrower has the power and is duly authorized to enter into, deliver and perform this Amendment and to incur the Indebtedness created hereunder and (iv) this Amendment has been duly executed and delivered by the Borrower and constitutes a legal, valid and binding obligation of the Borrower, enforceable in accordance with its terms, subject to applicable bankruptcy, insolvency, reorganization, moratorium or other laws affecting creditors’ rights generally and subject to general principles of equity, regardless of whether considered in a proceeding in equity or at law;

(b)     acknowledges and agrees that (i) this Amendment is not intended, and should not be construed, except as expressly set forth herein, as an amendment of, or any kind of waiver or consent related to, the Credit Agreement or the other Loan Documents, (ii) this Amendment shall not represent an amendment, consent, or waiver related to any future actions of the Borrower or any of its Subsidiaries and (iii) the Administrative Agent and each Lender reserves all of their respective rights pursuant to the Credit Agreement and the other Loan Documents;

(c)     further acknowledges and agrees that the Administrative Agent’s and the Incremental Lenders’ agreement to consent to the specific matters addressed in this Amendment do not and shall not create (nor shall the Borrower or any other Loan Party rely upon the existence of or claim or assert that there exists) any obligation of the Administrative Agent or any Lender to consider or agree to any further waivers, consents or amendments and, in the event that the Administrative Agent or any Lender subsequently agrees to consider further waivers, consents or amendments, neither this Amendment nor any other conduct of the Administrative Agent or any Lender shall be of any force or effect on the Administrative Agent’s or any Lender’s consideration or decision with respect to any such requested consent;

(d)     further acknowledges and agrees that this Amendment shall be deemed a Loan Document for all purposes under the Credit Agreement and the other Loan Documents; and

(e)     further acknowledges and agrees that, after giving effect to this Amendment, no right of offset, recoupment, defense, counterclaim, claim, cause of action or objection in favor of the Borrower against the Administrative Agent or any Lender exists as of the Effective Date arising out of or with respect to this Amendment, the Credit Agreement or any other Loan Document.

7.     Effect of Amendment. Except as expressly set forth herein, this Amendment shall not by implication or otherwise limit, impair, constitute a waiver of or otherwise affect the rights and remedies of the Lenders or the Administrative Agent under the Credit Agreement or any other Loan Document, and shall not alter, modify, amend or in any way affect any of the terms, conditions, obligations, covenants or agreements contained in the Credit Agreement or any other provision of the Credit Agreement or any other Loan Document, all of which are ratified and affirmed in all respects and shall continue in full force and effect. This Amendment is a “Loan Document” for the purposes of the Credit Agreement and the other Loan Documents.

8.     Miscellaneous.

(a)     Counterparts; Integration; Effectiveness. This Amendment may be executed in counterparts (and by different parties hereto on different counterparts), each of which shall constitute an original, but all of which when taken together shall constitute a single contract. Subject to the terms of Section 2 of this Amendment, this Amendment shall become effective when it shall have been executed by the Borrower, the Administrative Agent and the Incremental Lenders and when the Administrative Agent shall have received counterparts hereof which, when taken together, bear the signatures of each of the other parties hereto, and thereafter shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns. Delivery of an executed counterpart of a signature page of this Amendment by telecopy, e-mailed.pdf or any other electronic means that reproduces an image of the actual executed signature page shall be effective as delivery of a manually executed counterpart of this Amendment. The words “execution,” “signed,” “signature,” “delivery,” and words of like import in or relating to any document to be signed in connection with this Amendment and the transactions contemplated hereby shall be deemed to include Electronic Signatures, deliveries or the keeping of records in electronic form, each of which shall be of the same legal effect, validity or enforceability as a manually executed signature, physical delivery thereof or the use of a paper-based recordkeeping system, as the case may be, to the extent and as provided for in any applicable law, including the Federal Electronic Signatures in Global and National Commerce Act, the New York State Electronic Signatures and Records Act, or any other similar state laws based on the Uniform Electronic Transactions Act.

(b)     Severability. Any provision of this Amendment held to be invalid, illegal or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such invalidity, illegality or unenforceability without affecting the validity, legality and enforceability of the remaining provisions thereof; and the invalidity of a particular provision in a particular jurisdiction shall not invalidate such provision in any other jurisdiction.

(c)     Governing Law. THIS AGREEMENT SHALL BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE LAW OF THE STATE OF NEW YORK.

(d)     Jurisdiction. The Borrower hereby irrevocably and unconditionally submits, for itself and its property, to the exclusive jurisdiction of the Supreme Court of the State of New York sitting in New York County, Borough of Manhattan, and of the United States District Court for the Southern District of New York, and any appellate court from any thereof, in any action or proceeding arising out of or relating to this Amendment, or for recognition or enforcement of any judgment, and each of the parties hereto hereby irrevocably and unconditionally agrees that all claims in respect of any such action or proceeding may be heard and determined in such New York State or, to the extent permitted by law, in such Federal court. Each of the parties hereto agrees that a final judgment in any such action or proceeding shall be conclusive and may be enforced in other jurisdictions by suit on the judgment or in any other manner provided by law. Nothing in this Amendment or any other Loan Document shall affect any right that the Administrative Agent, the Issuing Bank or any Lender may otherwise have to bring any action or proceeding relating to this Amendment or any other Loan Document against any Loan Party or its properties in the courts of any jurisdiction.

(e)     The Borrower hereby irrevocably and unconditionally waives, to the fullest extent it may legally and effectively do so, any objection which it may now or hereafter have to the laying of venue of any suit, action or proceeding arising out of or relating to this Agreement or any other Loan Document in any court referred to in Section 8(d). Each of the parties hereto hereby irrevocably waives, to the fullest extent permitted by law, the defense of an inconvenient forum to the maintenance of such action or proceeding in any such court.

(f)     WAIVER OF JURY TRIAL. EACH PARTY HERETO HEREBY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY RIGHT IT MAY HAVE TO A TRIAL BY JURY IN ANY LEGAL PROCEEDING DIRECTLY OR INDIRECTLY ARISING OUT OF OR RELATING TO THIS AMENDMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY (WHETHER BASED ON CONTRACT, TORT OR ANY OTHER THEORY). EACH PARTY HERETO (A) CERTIFIES THAT NO REPRESENTATIVE, AGENT OR ATTORNEY OF ANY OTHER PARTY HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT SUCH OTHER PARTY WOULD NOT, IN THE EVENT OF LITIGATION, SEEK TO ENFORCE THE FOREGOING WAIVER AND (B) ACKNOWLEDGES THAT IT AND THE OTHER PARTIES HERETO HAVE BEEN INDUCED TO ENTER INTO THIS AMENDMENT BY, AMONG OTHER THINGS, THE MUTUAL WAIVERS AND CERTIFICATIONS IN THIS SECTION 8(f).

(g)     Headings. Article and Section headings used herein are for convenience of reference only, are not part of this Amendment and shall not affect the construction of, or be taken into consideration in interpreting, this Amendment.

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IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed by their respective authorized officers as of the day and year first above written.

GOLDEN ENTERTAINMENT, INC.,
as the Borrower

By:     /s/ Matthew W. Flandermeyer
            Name: Matthew W. Flandermeyer

Title:     Executive Vice President, Chief Financial Officer and Secretary

Signature Page to Incremental Amendment (March 2016)

[Golden Entertainment, Inc.]

CAPITAL ONE, NATIONAL ASSOCIATION, as Administrative Agent

By:     /s/ Ross S. Wales
           Name: Ross. S. Wales
           Title: Senior Vice President

Signature Page to Incremental Amendment (March 2016)

[Golden Entertainment, Inc.]

CAPITAL ONE, NATIONAL ASSOCIATION,
as an Incremental Lender

By:     /s/ Ross S. Wales
           Name: Ross. S. Wales
           Title: Senior Vice President

Signature Page to Incremental Amendment (March 2016)

[Golden Entertainment, Inc.]

MUTUAL OF OMAHA BANK,
as an Incremental Lender

By:     /s/ Ashan S. Perera
           Name: Ashan S. Perera
           Title: Vice President

Signature Page to Incremental Amendment (March 2016)

[Golden Entertainment, Inc.]

WELLS FARGO BANK, N.A.,
as an Incremental Lender

By:     /s/ David Cruz
     Name: David Cruz
     Title: Vice President

Signature Page to Incremental Amendment (March 2016)

[Golden Entertainment, Inc.]

Annex 1

Incremental Commitments

Incremental Lender	Incremental Term Loan Commitment	Incremental Revolving Loan Commitment

Capital One, National Association	$12,000,000	$3,000,000

Mutual of Omaha Bank	$4,000,000	$1,000,000

Wells Fargo Bank, N.A.	$24,000,000	$6,000,000

Aggregate Incremental Commitments	$40,000,000	$10,000,000

REAFFIRMATION OF GUARANTY

March 25, 2016

In connection with that certain Credit Agreement dated as of July 31, 2015 (as amended, the “Credit Agreement” unless otherwise defined herein, capitalized terms used herein shall have the meanings assigned to them in the Credit Agreement) by and among GOLDEN ENTERTAINMENT, INC., a Minnesota corporation (the “Borrower”), the LENDERS party thereto and CAPITAL ONE, NATIONAL ASSOCIATION, as Administrative Agent for the Lenders (in such capacity, the “Administrative Agent”), the undersigned entered into that certain Guaranty and Collateral Agreement dated as of July 31, 2015 (as amended, the “Guaranty Agreement”) for the benefit of the Administrative Agent and the other Secured Parties to guaranty the Guaranteed Obligations and to secure their obligations to the Secured Parties pursuant to the terms of the Guaranty Agreement.

The undersigned now hereby (i) acknowledges the terms of the attached First Amendment to Credit Agreement dated as of the date hereof by and among the Borrower, the Lenders party thereto and the Administrative Agent, (ii) ratifies and reaffirms all of its obligations, contingent or otherwise, under the Guaranty Agreement and each of the other Loan Documents to which it is a party and (iii) ratifies and reaffirms each grant of a Lien on its property made pursuant to the Loan Documents and confirms that such Liens continue to secure the Secured Obligations under the Loan Documents, subject to the terms thereof.

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IN WITNESS WHEREOF, the parties hereto have caused this Reaffirmation of Guaranty to be duly executed by their respective authorized officers as of the day and year first above written.

EVITTS RESORT, LLC

LAKES CLOVERDALE, LLC

LAKES FLORIDA DEVELOPMENT, LLC
LAKES GAME DEVELOPMENT, LLC

LAKES GAMING AND RESORTS, LLC

LAKES GAMING – MISSISSIPPI, LLC

LAKES JAMUL, INC.

LAKES KAR SHINGLE SPRINGS, L.L.C.

LAKES KEAN ARGOVITZ RESORTS – CALIFORNIA, L.L.C.

LAKES MARYLAND CASINO MANAGEMENT, LLC

LAKES MARYLAND DEVELOPMENT, LLC

LAKES NIPMUC, LLC

LAKES OHIO DEVELOPMENT, LLC

LAKES PAWNEE CONSULTING, LLC
LAKES PAWNEE MANAGEMENT, LLC

LAKES SHINGLE SPRINGS, INC.

PACIFIC COAST GAMING – SANTA ROSA, LLC,

each as a Guarantor

By: /s/ Matthew W. Flandermeyer

 Matthew W. Flandermeyer, Executive

Vice President, Chief Financial

Officer and Secretary of

Golden Entertainment, Inc.,

in such capacity acting as agent

for each of the foregoing entities

Signature Page to Reaffirmation of Guaranty (March 2016)

[Golden Entertainment, Inc.]

GOLDEN HOLDINGS, INC.,

a Nevada corporation

77 GOLDEN GAMING, LLC,

a Nevada limited liability company

GOLDEN ROUTE-OPERATIONS MONTANA, LLC,

a Nevada limited liability company

BIG SKY GAMING MANAGEMENT, LLC,

a Nevada limited liability company

SARTINI SYNERGY ONLINE, LLC,

a Nevada limited liability company

GOLDEN GAMING, LLC,

a Nevada limited liability company

By: /s/ Matthew W. Flandermeyer

Name: Matthew W. Flandermeyer

Title:   Executive Vice President, Chief Financial Officer and Secretary of Golden Entertainment, Inc.

Signature Page to Reaffirmation of Guaranty (March 2016)

[Golden Entertainment, Inc.]

GOLDEN AVIATION, LLC,

a Nevada limited liability company

GOLDEN GOLF MANAGEMENT, LLC,

a Nevada limited liability company

GOLDEN HRC, LLC,

a Nevada limited liability company

GOLDEN PAHRUMP NUGGET, LLC,

a Nevada limited liability company

GOLDEN PAHRUMP TOWN, LLC,

a Nevada limited liability company

GOLDEN PAHRUMP LAKESIDE, LLC,

a Nevada limited liability company

GOLDEN ROUTE OPERATIONS, LLC,

a Nevada limited liability company

GOLDEN TAVERN GROUP, LLC,

a Nevada limited liability company

GOLDEN TAVERN RESTAURANTS, LLC,

a Nevada limited liability company

SARTINI GAMING, LLC,

a Nevada limited liability company

MARKET GAMING, LLC,

a Nevada limited liability company

CARDIVAN, LLC,

a Nevada limited liability company

CORRAL COUNTRY COIN, LLC,

a Nevada limited liability company

By: /s/ Matthew W. Flandermeyer

Name: Matthew W. Flandermeyer

Title:   Executive Vice President, Chief Financial Officer and Secretary of Golden Entertainment, Inc.

Signature Page to Reaffirmation of Guaranty (March 2016)

[Golden Entertainment, Inc.]

GOLDIES GROUP, LLC,

a Nevada limited liability company

GOLDEN-PT’S PUB STEWART-NELLIS 2, LLC,

a Nevada limited liability company

GOLDEN-PT’S PUB EAST SAHARA 3, LLC,

a Nevada limited liability company

GOLDEN-PT’S PUB CHEYENNE-NELLIS 5, LLC,

a Nevada limited liability company

GOLDEN-PT’S PUB SUMMERLIN 6, LLC,

a Nevada limited liability company

GOLDEN-PT’S PUB VEGAS VALLEY 7, LLC,

a Nevada limited liability company

GOLDEN-PT’S PUB WEST SAHARA 8, LLC,

a Nevada limited liability company

GOLDEN-PT’S PUB SPRING MOUNTAIN 9, LLC,

a Nevada limited liability company

GOLDEN-PT’S PUB FLAMINGO 10, LLC,

a Nevada limited liability company

GOLDEN-PT’S PUB RAINBOW 11, LLC,

a Nevada limited liability company

GOLDEN-PT’S PUB DURANGO 12, LLC,

a Nevada limited liability company

GOLDEN-PT’S PUB WARM SPRINGS 13, LLC,

a Nevada limited liability company

GOLDEN-PT’S PUB TWAIN 14, LLC,

a Nevada limited liability company

GOLDEN-PT’S PUB TROPICANA 15, LLC,

a Nevada limited liability company

GOLDEN-PT’S PUB WINTERWOOD 16, LLC,

a Nevada limited liability company

GOLDEN-PT’S PUB SUNSET-PECOS 17, LLC,

a Nevada limited liability company

GOLDEN-PT’S PUB MLK 18, LLC,

a Nevada limited liability company

GOLDEN-PT’S PUB TUNES 19, LLC,

a Nevada limited liability company

By: /s/ Matthew W. Flandermeyer

Name: Matthew W. Flandermeyer

Title:   Executive Vice President, Chief Financial Officer and Secretary of Golden Entertainment, Inc.

Signature Page to Reaffirmation of Guaranty (March 2016)

[Golden Entertainment, Inc.]

GOLDEN-PT’S PUB DECATUR-HACIENDA 20, LLC,

a Nevada limited liability company

GOLDEN-PT’S PUB DECATUR-SOBB 21, LLC,

a Nevada limited liability company

GOLDEN-PT’S PUB SILVERADO-MARYLAND 22, LLC,

a Nevada limited liability company

GOLDEN-PT’S PUB SILVERADO-BERMUDA 23, LLC,

a Nevada limited liability company

GOLDEN-PT’S PUB SUNRISE 24, LLC,

a Nevada limited liability company

GOLDEN-PT’S PUB HUALAPAI 25, LLC,

a Nevada limited liability company

GOLDEN-PT’S PUB BIG GAME 26, LLC,

a Nevada limited liability company

GOLDEN-PT’S PUB CANTINA 27, LLC,

a Nevada limited liability company

GOLDEN-PT’S PUB FORT APACHE 29, LLC,

a Nevada limited liability company

GOLDEN-PT’S PUB ANN 30, LLC,

a Nevada limited liability company

GOLDEN-PT’S PUB RUSSELL 31, LLC,

a Nevada limited liability company

GOLDEN-PT’S PUB CENTENNIAL 32, LLC,

a Nevada limited liability company

GOLDEN-PT’S PUB HORIZON 33, LLC,

a Nevada limited liability company

GOLDEN-PT’S PUB ST. ROSE 35, LLC,

a Nevada limited liability company

GOLDEN-PT’S PUB EASTERN 36, LLC,

a Nevada limited liability company

GOLDEN-PT’S PUB RACETRACK 37, LLC,

a Nevada limited liability company

GOLDEN-PT’S PUB ANTHEM 38, LLC,

a Nevada limited liability company

GOLDEN-PT’S PUB SUNSET-BUFFALO 39, LLC,

a Nevada limited liability company

By: /s/ Matthew W. Flandermeyer

Name: Matthew W. Flandermeyer

Title:   Executive Vice President, Chief Financial Officer and Secretary of Golden Entertainment, Inc.

Signature Page to Reaffirmation of Guaranty (March 2016)

[Golden Entertainment, Inc.]

GOLDEN-PT’S PUB TRIPLE BAR 40, LLC,

a Nevada limited liability company

GOLDEN-PT’S PUB OCEANS 41, LLC,

a Nevada limited liability company

GOLDEN-PT’S PUB DESERT INN 42, LLC,

a Nevada limited liability company

GOLDEN-PT’S PUB SPRING VALLEY 44, LLC,

a Nevada limited liability company

GOLDEN-O’ACES BAR RAINBOW 46, LLC,

a Nevada limited liability company

GOLDEN-O’ACES BAR POST 47, LLC,

a Nevada limited liability company

GOLDEN - PT’S PUB FOOTHILLS 48, LLC,

a Nevada limited liability company

GOLDEN-PT’S PUB FRED’S 49, LLC,

a Nevada limited liability company

GOLDEN-PT’S PUB CROSSROADS TC 50, LLC,

a Nevada limited liability company

GOLDEN-PT’S PUB WHITNEY RANCH 51, LLC,

a Nevada limited liability company

GOLDEN-PT’S PUB BLACK MOUNTAIN 52, LLC,

a Nevada limited liability company

GOLDEN-PT’S PUB MOLLY MALONE’S 53 LLC,

a Nevada limited liability company

GOLDEN-PT’S PUB KAVANAUGH’S 54 LLC,

a Nevada limited liability company

GOLDEN-PT’S PUB SEAN PATRICK’S 55 LLC,

a Nevada limited liability company

GOLDEN-PT’S PUB MORRISSEY’S 56 LLC,

a Nevada limited liability company

GOLDEN-PT’S PUB GB’S 57 LLC,

a Nevada limited liability company

GOLDEN-PT’S PUB OWL 58 LLC,

a Nevada limited liability company

GOLDEN-PT’S PUB FIRESIDE 59 LLC,

a Nevada limited liability company

GOLDEN-PT’S PUB MOUNTAINSIDE 60 LLC,

a Nevada limited liability company

GOLDEN-PT’S PUB OYSTER 61 LLC,

a Nevada limited liability company

By: /s/ Matthew W. Flandermeyer

Name: Matthew W. Flandermeyer

Title:   Executive Vice President, Chief Financial Officer and Secretary of Golden Entertainment, Inc.

Signature Page to Reaffirmation of Guaranty (March 2016)

[Golden Entertainment, Inc.]

GOLDEN-PT’S PUB BEANO’S 62 LLC,

a Nevada limited liability company

GOLDEN-PT’S PUB BREW 63 LLC,

a Nevada limited liability company

GOLDEN-PT’S PUB RANCH 64 LLC,

a Nevada limited liability company

BONNIE’S 1 LLC,

a Nevada limited liability company

SPARKY’S PRATER 1, LLC,

a Nevada limited liability company

SPARKY’S DOGHOUSE 2, LLC,

a Nevada limited liability company

SPARKY’S MCCARRAN 3, LLC,

a Nevada limited liability company

SPARKY’S LONGLEY 4, LLC,

a Nevada limited liability company

SPARKY’S MT. ROSE 5, LLC,

a Nevada limited liability company

SPARKY’S SOUTH CARSON 7, LLC,

a Nevada limited liability company

SPARKY’S SOUTH MEADOWS 8, LLC,

a Nevada limited liability company

GOLDEN-SIERRA GOLD DOUBLE R1, LLC,

a Nevada limited liability company

GOLDEN-SIERRA JUNCTION DOUBLE R2, LLC,

a Nevada limited liability company

SIERRA GOLD JONES 3, LLC,

a Nevada limited liability company

SIERRA GOLD BUFFALO 4, LLC,

a Nevada limited liability company

SIERRA GOLD STEPHANIE 5, LLC,

a Nevada limited liability company

SIERRA GOLD ALIANTE 6, LLC,

a Nevada limited liability company

GOLDEN RR BUFFALO 1, LLC,

a Nevada limited liability company

GOLDEN RR FLAMINGO 2, LLC,

a Nevada limited liability company

GOLDEN RR EASTERN 3, LLC,

a Nevada limited liability company

GOLDEN RR CENTENNIAL 4, LLC,

a Nevada limited liability company

By: /s/ Matthew W. Flandermeyer

Name: Matthew W. Flandermeyer

Title:   Executive Vice President, Chief Financial Officer and Secretary of Golden Entertainment, Inc.

Signature Page to Reaffirmation of Guaranty (March 2016)

[Golden Entertainment, Inc.]

GOLDIES HUALAPAI 1, LLC,

a Nevada limited liability company

GOLDIES VALLEY VIEW 2, LLC,

a Nevada limited liability company

GOLDIES SOUTH MEADOWS 4, LLC,

a Nevada limited liability company

GOLDIES CACTUS 5, LLC,

a Nevada limited liability company

GOLDIES WARM SPRINGS 6, LLC,

a Nevada limited liability company

GOLDIES WINDMILL 7, LLC,

a Nevada limited liability company

GOLDIES WESTCLIFF 8, LLC,

a Nevada limited liability company

By: /s/ Matthew W. Flandermeyer

Name: Matthew W. Flandermeyer

Title:   Executive Vice President, Chief Financial Officer and Secretary of Golden Entertainment, Inc.

Signature Page to Reaffirmation of Guaranty (March 2016)

[Golden Entertainment, Inc.]